FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2004

ASCENT ASSURANCE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8538 (Commission File Number)	73-1165000 (IRS Employer Identification Number )

3100 Burnett Plaza, 801 Cherry Street, Unit 33, Fort Worth, Texas 76102

(Address of Principal Executive Offices) (Zip Code)

(817) 878-3300

(Registrant’s Telephone Number, Including Area Code)

110 W. Seventh Street, Fort Worth, Texas 76102

(Former Name or Former Address, if Changed Since Last Report)

This Form 8-K consists of 4 pages. The Exhibit Index is on page 4.

Item 7(c).	Exhibits

Exhibit 99.1	Press Release of Ascent Assurance, Inc. dated February 25, 2004 reporting the company's financial results for the fiscal quarter ended December 31, 2003.

Item 12.	Results of Operations and Financial Condition

        This information in this Report, including the exhibit, is provided under Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

        Attached hereto as Exhibit 99.1 is a copy of a press release of Ascent Assurance, Inc. dated February 25, 2004 reporting the company’s financial results for the fiscal quarter ended December 31, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT ASSURANCE, INC.

Dated: February 25, 2004	By: /s/ CYNTHIA B. KOENIG
Cynthia B. Koenig Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Press Release of Ascent Assurance, Inc. dated February 25, 2004 reporting the company's financial results for the fiscal quarter ended December 31, 2003.